UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 18, 2009

Cell Genesys, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-19986	94-3061375
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

400 Oyster Point Boulevard, Suite 525, South San Francisco, California	94080
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 266-3000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

This Current Report on Form 8-K is being filed pursuant to a memorandum of understanding regarding the settlement of certain litigation relating to the proposed merger (the “Merger”) between BioSante Pharmaceuticals, Inc. (“BioSante”) and Cell Genesys, Inc. (“Cell Genesys”) pursuant to that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of June 29, 2009, between BioSante and Cell Genesys. This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made in connection with the Merger except by means of the definitive joint proxy statement/prospectus of BioSante and Cell Genesys, dated August 24, 2009, previously mailed to shareholders of BioSante and Cell Genesys and filed on August 24, 2009 with the Securities and Exchange Commission as part of a registration statement of BioSante on Form S-4 or as otherwise pursuant to applicable securities and any other applicable laws.

Settlement of Litigation

As previously disclosed on page 108 of the definitive joint proxy statement/prospectus, on July 1, 2009, a putative shareholder class action lawsuit concerning the proposed merger between Cell Genesys and BioSante was filed in California Superior Court in San Mateo County (Case No. 485528) naming Cell Genesys, its officers and directors, and BioSante as defendants. On July 6, 2009, a second putative shareholder class action lawsuit naming the same parties and containing essentially identical allegations was filed in California Superior Court in San Mateo County (Case No. 485613). On July 8, 2009, a third putative shareholder class action lawsuit was filed in California Superior Court in San Mateo County (Case No. 485528), which also named the same parties and contained essentially identical allegations as the two prior lawsuits. On July 15, 2009, the Court consolidated these three lawsuits into one action and appointed interim lead counsel. On August 13, 2009, plaintiffs filed a Consolidated Class Action Complaint alleging that defendants breached their fiduciary duties and/or aided and abetted the breach of fiduciary duties owed to Cell Genesys stockholders in connection with the proposed merger, including by failing to engage in a fair sales process, failing to obtain a fair price for the sale of Cell Genesys, and failing to provide Cell Genesys stockholders with material information regarding the proposed merger. Plaintiffs seek an order certifying the lawsuit as a class action, injunctive relief to enjoin the merger or, in the event the merger is completed, a rescission of the merger or rescissory damages. Plaintiffs further seek an accounting for all damages and an award of attorneys’ fees and costs.

Solely to avoid the costs, risks and uncertainties inherent in litigation, Cell Genesys and the other defendants have entered into a memorandum of understanding with plaintiffs’ counsel in the San Mateo County action (the “Memorandum of Understanding”) pursuant to which Cell Genesys, the other named defendants and the plaintiffs have agreed to settle the lawsuits subject to court approval. If the court approves the settlement, the lawsuits will be dismissed with prejudice.

Pursuant to the Memorandum of Understanding, Cell Genesys has agreed to pay to plaintiffs’ counsel an amount not more than $240,000 as is approved by court order for plaintiffs’ attorneys’ fees, costs and expenses in the San Mateo County action and to make the following additional disclosures in a Form 8-K, without admitting in any way that the disclosures below are material or otherwise required by law:

•

Cell Genesys retained a financial advisor in connection with the merger, Lazard Freres & Co. LLC (“Lazard”). Cell Genesys retained Lazard due to Lazard’s reputation and experience advising companies in similar circumstances, as described in more detail in the definitive joint proxy statement/prospectus.

•

Cell Genesys management identified more than 100 potential public and private counterparties, as previously disclosed on page 68 of the definitive joint proxy statement/prospectus. The criteria developed Cell Genesys management to identify such potential counterparties included, among other things, possession of existing product candidates compatible with Cell Genesys’s existing product candidates and proprietary technology, and a likely desire to pursue a transaction with Cell Genesys. All such potential counterparties identified by Cell Genesys were strategic buyers.

•

On December 19, 2008, as previously disclosed on page 71 of the definitive joint proxy statement/prospectus, Lazard sent letters to potential counterparties, public and private, requesting an indication of interest. On such date, Lazard sent letters to nine such potential counterparties, based on the criteria developed by Cell Genesys management described above.

•

Cell Genesys’s management developed internal estimates as to the potential market value of Cell Genesys’s assets, as previously disclosed on page 97 of the joint proxy statement/prospectus. Such internal estimates ranged from $34.7 million to $45 million (including cash).

•

Lazard reviewed, among other things, technology values per expected product candidate of certain companies as part of its Selected Comparable Companies Analysis, as previously disclosed on page 97 of the joint proxy statement/prospectus. This is a method used by Lazard to evaluate early stage biotechnology companies.

•

In connection with its Selected Comparable Companies Analysis previously provided and described on page 97 of the joint proxy statement/prospectus, Lazard multiplied the aggregate six product candidates of the selected companies by the aggregate probability of success of such product candidates, and Lazard applied the range of technology values per expected product candidate derived from the selected companies to BioSante’s primary product candidate.

Cell Genesys does not believe that the additional disclosures above are material, were required to be included in the joint proxy statement/prospectus or are otherwise required by law, or that they provide substantively new or different information compared to the information already provided in the definitive joint proxy statement/prospectus. Such disclosures are being provided solely to avoid the costs, risks and uncertainties inherent in the litigation mentioned above.

Important Additional Information for Investors and Stockholders

This communication is being made in respect of the proposed business combination involving BioSante and Cell Genesys. In connection with the proposed transaction, BioSante has filed with the SEC, a registration statement on Form S-4, containing a joint proxy statement/prospectus and other relevant materials. The final joint proxy statement/prospectus has been mailed to the stockholders of record as of August 21, 2009, of BioSante and Cell Genesys. INVESTORS AND SECURITY HOLDERS OF BIOSANTE AND CELL GENESYS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS) AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT BIOSANTE, CELL GENESYS AND THE PROPOSED TRANSACTION.

Investors and security holders are able to obtain free copies of the registration statement and the joint proxy statement/prospectus and other documents filed with the SEC by BioSante and Cell Genesys at the SEC’s web site at www.sec.gov. Free copies of the registration statement and the joint proxy statement/prospectus and other documents filed with the SEC can also be obtained by directing a request to BioSante, Attention: Investor Relations, telephone: (847) 478-0500 or to Cell Genesys, Attention: Investor Relations., telephone (650) 266-3200. In addition, investors and security holders may access copies of the documents filed with the SEC by BioSante on BioSante’s website at www.biosantepharma.com, and investors and security holders may access copies of the documents filed with the SEC by Cell Genesys’s website at www.cellgenesys.com.

BioSante, Cell Genesys and their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from the stockholders of BioSante and Cell Genesys in respect of the proposed transaction. Information regarding BioSante’s directors and executive officers is available in its annual report on Form 10-K for the year ended December 31, 2008, filed with the SEC on March 16, 2009 and the proxy statement for BioSante’s 2009 annual meeting of stockholders, filed with the SEC on April 27, 2009.

Information regarding Cell Genesys’s directors and executive officers is available in its annual report on Form 10-K for the year ended December 31, 2008, filed with the SEC on March 9, 2009 and the proxy statement for Cell Genesys’s 2009 annual meeting of stockholders, filed with the SEC on March 31, 2009. Investors and stockholders can obtain more detailed information regarding the direct and indirect interests of BioSante’s and Cell Genesys’s directors and executive officers in the merger by reading the definitive joint proxy statement/prospectus.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 about BioSante and Cell Genesys. Such statements include, but are not limited to, statements about the proposed transaction and its potential benefits to the BioSante and Cell Genesys stockholders, the expected timing of the completion of the transaction, the combined company’s plans, objectives, expectations and intentions with respect to future operations and products and other statements that are not historical in nature, particularly those that utilize terminology such as “will,” “potential,” “could,” “can,” “believe,” “intends,” “continue,” “plans,” “expects,” “estimates” or comparable terminology. Forward-looking statements are based on current expectations and assumptions, and entail various known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed in such forward-looking statements. Important factors known to BioSante and Cell Genesys that could cause actual results to differ materially from those expressed in such forward-looking statements include general business and economic conditions; the failure of the BioSante or Cell Genesys stockholders to approve the transaction or the failure of either party to meet any of the other conditions to the closing of the transaction; the failure to realize the anticipated benefits from the transaction or delay in realization thereof; the businesses of BioSante and Cell Genesys may not be combined successfully, or such combination may take longer, be more difficult, time-consuming or costly to accomplish than expected; and operating costs and business disruption following the merger, including adverse effects on employee retention and on business relationships with third parties, BioSante’s need for and ability to obtain additional financing, the difficulty of developing pharmaceutical products, obtaining regulatory and other approvals and achieving market acceptance; the marketing success of BioSante’s licensees or sublicensees and the success of clinical testing. Additional factors that could cause BioSante’s and Cell Genesys’s results to differ materially from those described in the forward-looking statements can be found in BioSante’s recent registration statement on Form S-4 and BioSante’s and Cell Genesys’s most recent annual reports on Form 10-K and subsequent quarterly reports on Form 10-Q and other filings with the

Securities and Exchange Commission, which are filed with the SEC and available at the SEC’s web site at www.sec.gov and which discussions also are incorporated herein by reference. The information set forth herein speaks only as of the date hereof, and BioSante and Cell Genesys disclaim any intention and do not assume any obligation to update or revise any forward looking statement, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cell Genesys, Inc.

September 18, 2009	By:	/s/ Sharon E. Tetlow
	Name:	Sharon E. Tetlow
	Title:	Senior Vice President and Chief Financial Officer